UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 21, 2021

HORIZON ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Cayman Islands	001-39465	98-1524224
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

600 Steamboat Road, Suite 200 Greenwich, Connecticut	06830
(Address of principal executive offices)	(Zip Code)

(203) 298-5300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-third of one redeemable warrant	HZAC.U	The New York Stock Exchange
Class A Ordinary Shares included as part of the units	HZAC	The New York Stock Exchange
Redeemable Warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	HZAC WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Explanatory Note

This Amendment supplements Item 9.01 (solely to add additional exhibits) of the Current Report on Form 8-K of Horizon Acquisition Corporation (the “Company”), filed with the Securities and Exchange Commission on April 22, 2021 (the “Original Current Report”), in which the Company reported, among other events, the execution of the Transaction Agreement (as defined in the Original Current Report). Item 1.01, Item 3.02, and Item 7.01 of the Original Current Report remain unchanged. Interested parties should refer to the Original Current Report for Item 1.01, Item 3.02, and Item 7.01 and the prior exhibits filed pursuant to Item 9.01.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit Number	Description
2.1*	Transaction Agreement, dated as of April 21, 2021, by and among Horizon Acquisition Corporation, Horizon Sponsor, LLC, Hoya Topco, LLC, Hoya Intermediate, LLC and Vivid Seats Inc.
10.1	Exchange Agreement, dated as of April 21, 2021, by and among Horizon Acquisition Corporation and Horizon Sponsor, LLC.
10.2	Sponsor Agreement, dated as of April 21, 2021, by and among Horizon Sponsor, LLC, Horizon Acquisition Corporation and Hoya Topco, LLC.
10.3	Form of Subscription Agreement.
10.4	Form of Stockholders’ Agreement.

* Certain exhibits and schedules to this exhibit have been omitted in accordance with Item 601(a)(5) of Regulation S-K. The Company agrees to furnish supplementally a copy of any omitted exhibit or schedule to the SEC upon its request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 26, 2021

HORIZON ACQUISITION CORPORATION

By:	/s/ Todd Boehly
Name:	Todd Boehly
Title:	Chairman, Chief Executive Officer and Chief Financial Officer